Exhibit 10.1

         Agreement of Purchase and Sale of Membership Interest



                        --------------------------------

                        --------------------------------



                              AGREEMENT OF PURCHASE

                         AND SALE OF MEMBERSHIP INTEREST



                                  BY AND AMONG





                                 TRAFFIX, INC.,

                       MORTGAGE INDUSTRY CONSULTANTS, LLC

                                       AND

                            MONTVALE MANAGEMENT, LLC

                        --------------------------------

                        --------------------------------



                                  MARCH 7, 2003

              AGREEMENT OF PURCHASE AND SALE OF MEMBERSHP INTEREST

         AGREEMENT (this "Agreement"), dated March 7, 2003, by and among Mortgage Industry Consultants, LLC, a New York limited liability company, having its principal office at 39 Wingate Drive, New City, New York 10956 ("Purchaser"), Traffix, Inc., a Delaware corporation, having its principal office at One Blue Hill Plaza, Pearl River, New York 10965 ("Seller") and Montvale Management, LLC, a Delaware limited liability company, having its principal office at One Paragon Drive, Suite 255, Montvale, New Jersey 07645 (the "Company").

                              W I T N E S S E T H:

         WHEREAS, Seller, as of the date hereof, owns a membership interest in the Company representing fifty-one (51%) of the aggregate membership interests of the Company (the "Interest"); and

         WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, the Interest on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and in order to set forth the terms and conditions of the purchase and sale of the Interest and the manner of carrying the same into effect, the parties hereto hereby agree as follows:

         1. PURCHASE AND SALE OF INTEREST. Subject to and upon the terms and conditions set forth in this Agreement, at the Closing (as hereinafter defined in Section 3 hereof), Seller will sell, transfer, convey, assign and deliver to Purchaser, and Purchaser will purchase, all of Seller's right, title and interest in and to the Interest.

         2. PURCHASE CONSIDERATION. As full and total consideration for the sale, transfer, conveyance, assignment and delivery of the Interest by Seller to Purchaser, and in reliance upon the representations and warranties made herein by Seller, Purchaser agrees to pay to Seller One Million Six Hundred Thousand Dollars ($1,600,000) (the "Purchase Price"), One Million Dollars ($1,000,000) of which shall be paid at the Closing (the "Closing Payment") and by Purchaser's issuance of a Promissory Note in the amount of Six Hundred Thousand Dollars ($600,000) as set forth in EXHIBIT A annexed hereto (the "Promissory Note").

         3. CLOSING. The Closing is taking place concurrently with the execution of this Agreement at the offices of Zukerman, Gore & Brandeis, LLP, 900 Third Avenue, New York, New York 10022 (the "Closing"). The day on which the Closing actually occurs is herein sometimes referred to as the "Closing Date".

         4. SELLER'S OBLIGATIONS AT CLOSINGS; FURTHER ASSURANCES. (a) At the Closing Seller agrees to deliver or cause to be delivered to Purchaser (and, as applicable, execute):

                           (i) a membership certificate representing the Interest.

                           (ii) a general release in favor of the Company in substantially the form of EXHIBIT B annexed hereto;

                           (iii) a certified copy of resolutions adopted by the Board of Directors of Seller authorizing the execution, delivery and performance of this Agreement;

                           (iv) the opinion of Seller's counsel, reasonably satisfactory to Purchaser;

                           (v) the resignation of (A) the manager of the Company appointed by Seller pursuant to Section 4.1 of the Operating Agreement of Montvale Management, LLC dated as of October 15, 1999 and (B) any and all officers of the Company who are otherwise employed by, or primarily associated with Seller;

                           (vi) a Media Purchase Agreement substantially in the form of EXHIBIT D annexed hereto (the "Media Agreement");

                           (vii) a Non-Competition Undertaking, substantially in the form of EXHIBIT E annexed hereto;

                           (viii) a Pledge Agreement substantially in the form of EXHIBIT F annexed hereto (the "Pledge Agreement"); and

                           (ix) all other documents and instruments required to be delivered to Purchaser pursuant to the provisions of this Agreement.

                  (b) At any time and from time to time after the Closing, at Purchaser's request and expense and without further consideration, Seller will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such actions as Purchaser may reasonably deem necessary or desirable in order to more effectively transfer, convey and assign to Purchaser, and to confirm Purchaser's title to, the Interest.

         5. PURCHASER'S OBLIGATIONS AT CLOSING. (a) At the Closing, Purchaser agrees to deliver, or cause to be delivered, as the case may be, to Seller (and, as applicable, execute):

                           (i)   the Closing Payment;

                           (ii)  the Promissory Note;

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


                           (iii) a general release in favor of the Seller from the Company in substantially the form of EXHIBIT C annexed hereto;

                           (iv) a certified copy of resolutions adopted by the Board of Managers of Purchaser authorizing the execution, delivery and performance of this Agreement;

                           (v) an opinion of Purchaser's counsel reasonably satisfactory to Seller;

                           (vi)   the Media Agreement;

                           (vii)  the Pledge Agreement;

                           (viii) the Guaranty as set forth in EXHIBIT G annexed hereto; and

                           (ix) all other documents and instruments required to be delivered to Sellers pursuant to the provision of this Agreement.

         6. POST CLOSING DELIVERY BY THE COMPANY OF SELLER'S BOOK VALUE CAPITAL ACCOUNT.

                  (a) No later than thirty (30) days after the Closing Date, the Company shall cause the Company's regularly engaged certified public accounting firm (the "Firm") to prepare and deliver to the Seller and the Purchaser a statement setting forth the Seller's book value capital account as of the Closing Date ("Book Value Capital Account") prepared in accordance with generally accepted accounting principles (the "Statement"). Subject to Sections 6(b) and (c) hereof, the Company shall pay to Seller the Book Value Capital Account as set forth in the Statement on or prior to May 15, 2003 (the "Payment Date").

                  (b) Within twenty (20) days after the Statement is delivered as set forth in the preceding paragraph (the "Review Period"), each of the Purchaser and Seller shall complete their examination thereof and shall deliver to the Company either (i) a written acknowledgment accepting the Statement or
(ii) a written report (the "Objection Report") setting forth in reasonable detail any proposed objections to the Statement. A failure by the Purchaser or Seller to deliver the Objection Report within the required twenty (20) day period shall constitute an acceptance of the calculations set forth in the Statement.

                  (c) During a period of twenty (20) days following the receipt by Seller or Purchaser of an Objection Report, the Seller and Purchaser shall attempt to resolve any differences they may have with respect to the matters raised in the Objection Report. In the event the Seller and Purchaser fail to agree on any of the proposed adjustments contained in the Objection Report within such 20-day period, then the Firm shall designate an independent public accounting firm that has no association whatsoever with Seller, Purchaser and the Company (the "Independent Auditors") to make the final determination with respect to the correctness of the proposed adjustments set forth in the Objection Report. The decision of the Independent Auditors shall be final and binding on the parties (the "Decision") and the Company shall remit


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

the Book Value Capital Account to Seller as finally determined by the Independent Auditors within ten (10) days of its receipt of the Decision or, if later, the Payment Date. The costs and expenses of the independent Auditors and their services rendered pursuant to this subsection shall be borne equally by the Seller and the Purchaser.

                  (d) To the extent that the Book Value Capital Account exceeds $298,700, the payments due pursuant to the Media Agreement shall be reduced in the order of maturity.

                  (e) There shall be an interim closing of the Company's books on the Closing Date for purposes of determining the income, gain, loss, deduction and credit attributable to the period commencing on January 1, 2003 and ending on the Closing Date and to the period after the Closing Date, subject in all respects to the preparation and review of the Statement as provided in this Section 6.

         7.       REPRESENTATIONS AND WARRANTIES BY SELLER.

                  (a) ORGANIZATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement.

                  (b) EXECUTION, DELIVERY AND PERFORMANCE OF AGREEMENT. Neither the execution, delivery nor performance of this Agreement by Seller will, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance pursuant to any provision of Seller's certificate of incorporation or by-laws or any franchise, mortgage, deed of trust, lease, license, agreement, understanding, law, ordinance, rule or regulation or any order, judgment or decree to which Seller is a party or by which it may be bound or affected. There are no required third-party consents, approvals or notifications to be obtained by Seller to effectuate the transactions contemplated hereby. Seller has the full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, all proceedings required to be taken by Seller to authorize the execution, delivery and performance of this Agreement have been properly taken, and this Agreement constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms, except that such enforcement may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium and similar law affecting creditors' rights generally.

                  (c) LITIGATION. There is no claim, legal action, suit, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect or, to Seller's knowledge, threatened against or relating to Seller in connection with or relating to the transactions contemplated by this Agreement and Seller does not know or have any reason to be aware of any basis for the same.

                  (d) OWNERSHIP OF INTEREST. Seller is the lawful record and beneficial owner of the Interest, free and clear of any liens, claims, encumbrances or restrictions of any kind. Except for that certain Option to Acquire Membership Interest of Traffix, Inc. in Montvale Management, LLC issued by Seller to Home Star Mortgage Services, LLC (the "Option

Holder") dated October, 2001 (the "Option"), neither the Seller nor any of its affiliates is a party to or otherwise subject to any agreement, understanding or arrangement regarding the transfer, sale, disposition, purchase, acquisition or voting of the Interest. Annexed hereto as EXHIBIT H is a true and correct copy of a Termination Agreement between Seller and the Option Holder terminating the Option, effective as of the Closing Date.

                  (e) DISCLOSURE. No representation or warranty by Seller contained in this Agreement or in any other document furnished or to be furnished by Seller in connection herewith or pursuant hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements herein or therein contained not misleading and Seller has disclosed to Purchaser in writing all material adverse facts known to it related to same.

         8. REPRESENTATIONS AND WARRANTIES BY PURCHASER. Purchaser represents and warrants to Seller as follows:

                  (a) ORGANIZATION. Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York and has full power and authority to enter into this Agreement.

                  (b) EXECUTION, DELIVERY AND PERFORMANCE OF AGREEMENT. Neither the execution, delivery nor performance of this Agreement by Purchaser will, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance pursuant to any provision of Purchaser's certificate of incorporation or by-laws or any franchise, mortgage, deed of trust, lease, license, agreement, understanding, law, ordinance, rule or regulation or any order, judgment or decree to which Purchaser is a party or by which it may be bound or affected. There are no required third-party consents, approvals or notifications to be obtained by Purchaser to effectuate the transactions contemplated hereby. Purchaser has the full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, all proceedings required to be taken by Purchaser to authorize the execution, delivery and performance of this Agreement have been properly taken, and this Agreement constitutes the valid and binding obligation of Purchaser, enforceable in accordance with its terms, except that such enforcement may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium and similar law affecting creditors' rights generally.

                  (c) LITIGATION. There is no claim, legal action, suit, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect or, to Purchaser's knowledge, threatened against or relating to Purchaser in connection with or relating to the transactions contemplated by this Agreement and Purchaser does not know or have any reason to be aware of any basis for the same.

                  (d) THIRD-PARTY DISCUSSIONS. As of the date hereof, the Purchaser has not solicited or initiated any Acquisition Proposal (as hereinafter defined) with, (ii) negotiated, discussed or otherwise communicated with or furnish or cause to be furnished any information


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


to, or (iii) entered into any contract or agreement with, any person (other than Seller) with respect to or for any Acquisition Proposal. As used herein, "Acquisition Proposal" means the proposal for a merger, sale of membership or other equity interests, sale of assets or other business combination involving the Company or its assets not in the ordinary course of business.

                  (e) FINANCIAL STATEMENTS. Purchaser has delivered to Seller copies of the balance sheet for the Company as of November 30, 2002 and August 31, 2002 and related statements of earnings and members' equity for the year and nine months then ended included in a compilation report prepared by Shane Yurman, Certified Public Accountant, which have been prepared from the books and records of the Company and maintained throughout the periods indicated and fairly present the financial condition of the Company as at their respective dates and the results of its operations for the periods covered thereby, and there has been no material change in the business, assets, or condition, financial or otherwise, operations or prospects of the Company since November 30, 2002.

                  (f) DISCLOSURE. No representation or warranty by Purchaser contained in this Agreement or in any other document furnished or to be furnished by Purchaser in connection herewith or pursuant hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements herein or therein contained not misleading and Purchaser has disclosed to Seller in writing all material adverse facts known to it related to same.

         9. INDEMNIFICATION. (a) Seller hereby indemnifies and agrees to defend and hold Purchaser harmless from, against and in respect of (and shall, subject to the other provisions of this Agreement, on demand reimburse Purchaser for):

                   (i) any and all loss, liability or damage suffered or incurred by Purchaser by reason of any untrue representation, breach of warranty or nonfulfillment of any covenant by Seller contained herein or in any certificate, document or instrument delivered by Seller to Purchaser hereunder;

                   (ii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable legal fees and expenses, incident to (i) above or (iii) below or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity; and

                   (iii) any and all loss, liability or damage suffered or incurred by Purchaser by reason of or in connection with any claim for finder's fee or brokerage or other commission arising by reason of any services alleged to have been rendered to or at the instance of Seller with respect to this Agreement or any of the transactions contemplated hereby.


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


                  (b) Purchaser shall indemnify, defend and hold Seller harmless from, against and in respect of (and shall, subject to the other provisions of this Agreement, on demand reimburse Seller for):

                   (i) any and all actual loss, liability or damage suffered or incurred by Seller by reason of or resulting from any untrue representation, breach of warranty or non-fulfillment of any covenant or agreement by Purchaser contained herein or in any certificate, document or instrument delivered to Seller hereunder;

                   (ii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable legal fees and expenses, incident to the business and operations of the Company following the Closing Date;

                   (iii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable legal fees and expenses, incident to (i) or (ii) above or (iv) below or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity; and

                   (iv) any and all actual loss, liability or damage suffered or incurred by Seller by reason of or in connection with any claim for finder's fee or brokerage or other commission arising by reason of any services alleged to have been rendered to or at the instance of Purchaser with respect to this Agreement or any of the transactions contemplated hereby.

                  (c) If a claim by a third party is made against a party hereto (an "Indemnified Party"), and if an Indemnified Party intends to seek indemnity with respect thereto under this Section 9, the Indemnified Party shall promptly notify the party required to indemnify the Indemnified Party pursuant to this
Section 9 (an "Indemnifying Party") of such claim (the "Indemnity Notice"); PROVIDED, HOWEVER, that failure by an Indemnified Party to notify an Indemnifying Party of such claim shall not affect the Indemnified Party's right to seek indemnification so long as the Indemnifying Party is not materially prejudiced by such failure to have been notified of such claim. The Indemnifying Party shall have ten (10) days after receipt of the Indemnity Notice to undertake, conduct and control, through counsel of its own choosing and at its expense, but reasonably acceptable to the Indemnified Party, the settlement or defense thereof, and the Indemnified Party shall cooperate with it in connection therewith; PROVIDED, HOWEVER, that with respect to settlements entered into by the Indemnifying Party, the


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Indemnifying Party shall obtain the release of the claiming party in favor of the Indemnified Party. If the Indemnifying Party undertakes, conducts and controls the settlement or defense of such claim, the Indemnifying Party shall permit the Indemnified Party to participate in such settlement or defense through counsel chosen by the Indemnified Party, providing that the fees and expenses of such counsel shall be borne by the Indemnified Party. With respect to indemnification provided for hereunder, the Indemnified Party shall not pay or settle any such claim so long as the Indemnifying Party is reasonably contesting any such claim in good faith. Notwithstanding the immediately preceding sentence, the Indemnified Party shall have the right to notify the Indemnifying Party that it will undertake, conduct and control, through counsel of its own choosing and at its own expense, the settlement or defense of any such claims and in such event it shall waive any right to indemnity therefor by the Indemnifying Party. If both the Indemnifying Party and the Indemnified Party are named as parties or subject to a proceeding and either such party determines with advice of counsel that a material conflict of interest between such parties may exist in respect of such proceeding, the Indemnifying Party may decline to assume the defense on behalf of the Indemnified Party or the Indemnified Party may retain the defense on its own behalf, and, in either such case, after notice to such effect is duly given hereunder to the other party, the Indemnifying Party shall be relieved of its obligation to assume the defense on behalf of the Indemnified Party, but shall be required to pay the out-of-pocket legal costs and expenses (such as reasonable attorneys' fees and disbursements) of such defense; provided, however, that the Indemnifying Party shall not be liable for such expenses on account of more than one separate firm of attorneys (and, if necessary, local counsel) at any time representing such Indemnified Party in connection with any proceeding or separate proceedings in the same jurisdiction arising out of or based upon substantially the same allegations or circumstances. If the Indemnifying Party shall assume the defense of any proceeding, the Indemnified Party, and the officers, directors, managers, shareholders and other members of the Indemnified Party, shall cooperate fully with the Indemnifying Party and shall appear and give testimony, produce documents and other tangible evidence, allow the Indemnifying Party access to the books and records of the Indemnified Party, and otherwise assist the Indemnifying Party in conducting such defense.

                  (d) Subject to the limitations set forth in Section 9(c), in the event that the Indemnifying Party does not notify the Indemnified Party within fifteen (15) days after the receipt of the Indemnified Party's notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the Indemnified Party shall have the right to contest, settle or compromise the claim in the exercise of its good faith reasonable judgment at the expense of the Indemnifying Party subject to the other terms and provisions of this Section 9.

                  (e) Seller shall not be required to indemnify the Purchaser under this Section 11 unless the aggregate amounts for which indemnity would otherwise be due thereunder exceeds $10,000 (the "Indemnification Basket"), in which case Seller shall be responsible for all such indemnifiable amounts in excess of the Indemnification Basket.

         10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All statements, representations, warranties and indemnities made by each of the parties hereto (and in any schedule or exhibit hereto) shall survive the Closing for a period of twenty-four (24) months after the Closing Date (the "Survival Period"); PROVIDED, FURTHER, that all representations and warranties (and indemnity


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


claims based thereon) related to any claim asserted prior to the expiration of the Survival Period shall survive the Closing Date until such claim shall be resolved and payment in respect thereof, if any is owing, shall be made.

         11. NOTICES. Any and all notices, demands or requests required or permitted to be given under this Agreement shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section, together with copies thereof as follows:

                  In the case of Purchaser or the Company, a copy simultaneously by like means to:

                  Zukerman Gore & Brandeis, LLP
                  900 Third Avenue
                  New York, New York  10022-4728

                  Attention: Nathaniel S. Gore Esq.


                  In the case of Seller, a copy simultaneously by like means to:

                  Feder, Kaszovitz, Isaacson, Weber, Skala, Bass & Rhine, LLP 750 Lexington Avenue
                  New York, New York 10022

                  Attention: Geoffrey A. Bass, Esq.

Notice given as provided in this Section shall be deemed effective: (i) on the date hand delivered, (ii) on the first business day following the sending thereof by overnight courier, and (iii) on the seventh calendar day (or, if it is not a business day, then the next succeeding business day thereafter) after the depositing thereof into the exclusive custody of the U.S. Postal Service.

         12. MISCELLANEOUS. (a) This Agreement, including, without limitation, the schedules and other documents referred to herein, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, arrangements or understandings with respect hereto, and may not be modified or amended except by a written agreement specifically referring to this Agreement signed by all of the parties hereto.

                  (b) No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

                  (c) This Agreement shall be binding upon and inure to the benefit of each party hereto, its successors and assigns, and each individual party hereto and his heirs, personal representatives, successors and assigns.

                  (d) Effective as of the date hereof, the Operating Agreement of Montvale Management, LLC, dated as of October 15, 1999, shall be null and void and have no further force and effect.

                  (e) The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

                  (f) Each party hereto shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

                  (g) Except as otherwise provided herein or in agreements delivered in connection with this Agreement, all legal, accounting and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party or parties incurring the same.

                  (h) This Agreement may be executed and delivered in one or more original or facsimile counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

                  (i) This Agreement and all amendments hereto shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without reference to principles of conflict of laws.

                  (j) If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision, only to the extent it is invalid or unenforceable, and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

                  (k) Seller, on the one hand, and Purchaser, on the other hand, agree that, without the prior written consent of the other, unless otherwise required by law, it shall not make or permit to be made any announcement of any kind about this Agreement or the transactions contemplated hereby, either prior to the Closing Date or any time thereafter.

                  (l) Seller, on the one hand, and Purchaser, on the other hand, represent and warrant to the other that there is no obligation to pay any commission, finder's fee, broker's fee or similar charge in connection with the transactions provided for in this Agreement, resulting from any agreements or other action of such representing party.

                  (m) The parties hereto hereby irrevocably consent to the exclusive jurisdiction of all Federal and State courts in New York County, New York in connection with any proceedings brought by Seller, Purchaser or the Company, or their successors or assigns, in connection with this Agreement.

                  (n) This Agreement is not intended to, and shall not confer any rights upon, any parties other than the express parties hereto.

                  (o) All exhibits and schedules attached hereto shall be incorporated by reference herein as if set forth herein in full.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                       MORTGAGE INDUSTRY CONSULTANTS, LLC


                                   By: /s/Robert Grosser
                                       -------------------------------------
                                       Name:   Robert Grosser
                                       Title:  Manager


                                       TRAFFIX, INC.


                                   By: /s/Jeffrey L. Schwartz
                                       -------------------------------------
                                       Name:    Jeffrey L. Schwartz
                                       Title:   Chairman & CEO

                                   FOR PURPOSES OF AGREEING TO THE TERMS AND
                                   CONDITIONS OF SECTION 6 ONLY:


                                       MONTVALE MANAGEMENT, LLC


                                   By: /s/Robert Grosser
                                       -------------------------------------
                                       Name:   Robert Grosser
                                       Title:  Manager

                                    EXHIBIT A
                                    ---------

                                 PROMISSORY NOTE

$600,000

                                                              New York, New York
                                                                   March 7, 2003

         1. PROMISE TO PAY. Mortgage Industry Consultants, LLC ("MAKER"), a New York limited liability company having an address at 39 Wingate Drive, New City, New York 10956 promises to pay to Traffix, Inc. ("Payee"), a Delaware corporation, at its principal office located at One Blue Hill Plaza, Pearl River, New York 10965, or at such other place as Payee may designate in writing, in lawful money of the United States of America, the principal sum of the Six Hundred Thousand Dollars ($600,000) without interest thereon. This Promissory Note ("NOTE") is that certain Note referred to in the Agreement of Purchase and Sale of Membership Interest dated as of March 7, 2003 between Maker, Payee and Montvale Management, LLC (the "Agreement").

         2. DEFINITIONS. For all purposes of this Note except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Section have the meanings assigned to them in this Section and include the plural as well as the singular, and (ii) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Note as a whole and not to any particular Section or other subdivision.

            BUSINESS DAY. Each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of New York, New York are authorized, or obligated, by law or executive order, to close.

         3. PRINCIPAL PAYMENTS. The principal amount due under this Note shall be payable in twenty-four (24) equal monthly installments of Twenty-Five Thousand Dollars ($25,000) payable on the first day of each month, with the initial installment payment due and payable on April 1, 2003.

         4. INTEREST. This Note does not provide for the payment of interest; provided, however, in the event of a default hereunder of any monthly installment payment as set forth in Section 3 hereof of twenty (20) or more days, interest at the rate of 4.8% shall accrue thereon and be compounded annually until such installment is paid.

         5. METHOD OF PAYMENT. All payments to be paid by Maker to Payee under this Note shall, unless otherwise specified in writing by Payee to Maker, be paid through wire transfer of immediately available funds and shall be initiated by Maker for payment on the day which such payment is due; provided, however, if such day is not a Business Day, then payment shall be made on the next succeeding day which is a Business Day. Payee shall provide Maker in writing with appropriate wire transfer information. Once given, such information shall remain in effect until changed by subsequent written instructions.

         6. APPLICATION OF PAYMENTS. All payments received by Payee hereunder shall be applied first against interest which has accrued and not been paid and second to principal, with the balance applied against any other amounts which may be owing to Payee hereunder.

         7. NO USURY. In no event shall the interest rate in effect from time to time under this Note exceed the highest rate allowed by law. Interest in excess of the applicable legal rate shall be deemed to have been automatically and immediately credited by Payee to the principal balance under this Note and shall not be changed to interest.

         8. ACCELERATION. In the case that (i) a default shall occur with respect to the payment of any monthly installment payment as set forth in
Section 3 hereof, when and as the same shall become due and payable and such default shall continue for a period of twenty (20) days after notice by Payee to Maker of the default hereunder; (ii) a default shall occur by Montvale Management, LLC (the "Company") with respect to the payment of any monthly installment payment set forth in Section 3 of that certain Media Purchase Agreement between the Company and Payee dated as of March 7, 2003, when and as the same shall become due and payable and such default shall continue for a period of twenty (20) days after notice by Payee to the Company; (iii) Maker shall become insolvent or shall fail generally to pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver for itself or for a substantial part of its property; or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for Maker or for a substantial part of Maker's property, or the Maker shall make an assignment for the benefit of creditors; or (iv) Maker shall be voluntarily or involuntarily dissolved or shall be the subject of any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law; or any dissolution or liquidation proceeding shall be instituted by or against Maker and, if instituted against Maker, shall be consented to or acquiesced in by Maker, or shall not have been dismissed within 60 days or an order for relief shall have been entered against Maker; then, in each such event, the outstanding principal of this Note, together with any unpaid interest thereon, shall become immediately due and payable and the maturity date shall be accelerated, without further notice, presentment or demand, together with reasonable attorney's fees and disbursements in enforcing payment hereof.

         9. NO WAIVER. Acceptance by Payee of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and Payee's acceptance of any such partial payment shall not constitute a waiver of Payee's right to receive the entire amount due. Upon a default hereunder, neither the failure of Payee to promptly exercise its right to declare the outstanding principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of Payee to demand strict performance of any other obligation of Maker or any other person who may be liable hereunder, shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of Maker or any other person who may be liable hereunder.

         10. CHOICE OF LAW; VENUE; JURISDICTION; WAIVER OF JURY TRIAL. This Note shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects, by the statues, laws and decisions of the State of New York. The exclusive venue and/or jurisdiction for any proceeding which may be brought in connection with this Note shall be any federal and state court located in New York County, New York and each of the parties hereto irrevocably consents to such venue and/or jurisdiction. The parties hereby waive the right to a trial by jury in any action or proceeding arising out of this Note.

         11. MISCELLANEOUS PROVISIONS.

         11.1 This Note may not be amended or modified, and revision hereto shall not be effective, except by an instrument in writing executed by Maker and Payee.

         11.2 If an action is instituted to collect on this Note, Maker promises to pay all costs and expenses, including reasonable attorney's fees incurred in connection with such action.

         11.3 Any and all notices, demands or requests required or permitted to be given under this Note shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section. A party may change its address for notification purposes by giving the other parties notice of the new address and the date upon which it shall become effective, which date must be at least ten
(10) days after notice of the change.

         11.4 Maker hereby waives presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note, and expressly agrees that, without in any way affecting the liability of Maker hereunder, Payee may extend the time for payment of any amount due hereunder, accept additional security, release any party liable hereunder and release any security now or hereafter securing this Note without in any other way affecting the liability and obligation of Maker.

         11.5     This Note shall be non-transferable and non-negotiable.

         11.6 Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

         11.7 Headings at the beginning of each numbered Section of this Note are intended solely for convenience of reference and are not to be deemed or construed to be a part of this Note.

         IN WITNESS WHEREOF, Maker have executed this Promissory Note as of the date first set forth above.


                                              MORTGAGE INDUSTRY CONSULTANTS, LLC



                                        By:
                                           ------------------------------
                                           Name:   Robert Grosser
                                           Title:  Manager

                                    EXHIBIT B
                                    ---------

                                 GENERAL RELEASE

RELEASOR. Traffix, Inc., a Delaware corporation, having its principal office at One Blue Hill Plaza, Pearl River, New York 10965 (the "Releasor"). RELEASEE. Mortgage Industry Consultants, LLC, a New York limited liability company, having its principal office at 39 Wingate Drive, New City, New York 10956 and Montvale Management, LLC, a Delaware limited liability company, having its principal office at One Paragon Drive, Suite 255, Montvale, New Jersey 07645 (collectively, the "Releasee").

CONSIDERATION. This General Release is granted in consideration of ten dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged. RELEASE. Releasor releases Releasee and all other persons, firms or corporations liable or who might be claimed to be liable of all actions, causes of action, suits, debts, guaranties, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which Releasor and its assigns ever had, now or hereafter can, shall or may have, known or unknown, against Releasee and all other persons, firms or corporations liable or who might be claimed to be liable from the beginning of time through March 7, 2003 with respect to the business and affairs of Montvale Management LLC, excepting only those claims, rights or causes of action of Releasor arising under the Agreement of Purchase and Sale of Membership Interest by and among Releasor and Releasee dated as of the date hereof. BINDING EFFECT ON SUCCESSORS AND ASSIGNS. This General Release shall be construed to bind and benefit not only the named parties, but also their successors, subsidiaries, affiliates, agents, present and former officers, directors, employees, shareholders and assigns.

NON-MODIFIABILITY. This General Release shall not be modified, changed, terminated, amended, superseded, waived, or extended except by written instrument duly executed by Releasor and Releasee jointly. SECTION AND OTHER HEADINGS. The section and other headings contained in this General Release are for reference purposes only and will not in any way affect the meaning or interpretation of the text of this General Release. GOVERNING LAW. This General Release will be construed and enforced in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws. Each of the parties hereto irrevocably consent to the jurisdiction and venue of the Federal and State Courts located in the State of New York, County of New York.

COUNTERPARTS. This Release may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.








         In Witness whereof, the parties hereto have executed this General Release on March 7, 2003.

                                         RELEASOR:

                                         TRAFFIX, INC.


                                       By:
                                          -------------------------------
                                          Name:  Jeffrey L. Schwartz
                                          Title: Chairman & CEO

                                         RELEASEES:

                                         MONTVALE MANAGEMENT, LLC


                                       By:
                                          -------------------------------
                                          Name:  Robert Grosser
                                          Title: Manager

                                         MORTGAGE INDUSTRY CONSULTANTS, LLC

                                       By:
                                          -------------------------------
                                          Name:  Robert Grosser
                                          Title: Manager

                                    EXHIBIT C
                                    ---------

                                 GENERAL RELEASE

1. RELEASOR. Mortgage Industry Consultants, LLC, a New York limited liability company, having its principal office at 39 Wingate Drive, New City, New York 10956 and Montvale Management, LLC, a Delaware limited liability company, having its principal office at One Paragon Drive, Suite 255, Montvale, New Jersey 07645 (collectively, the "Releasor").

3. RELEASEE. Traffix, Inc., a Delaware corporation, having its principal office at One Blue Hill Plaza, Pearl River, New York 10965 (the "Releasee").

4. CONSIDERATION. This General Release is granted in consideration of ten dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged.

RELEASE. Releasor releases Releasee and all other persons, firms or corporations liable or who might be claimed to be liable of all actions, causes of action, suits, debts, guaranties, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which Releasor and its assigns ever had, now or hereafter can, shall or may have, known or unknown, against Releasee and all other persons, firms or corporations liable or who might be claimed to be liable from the beginning of time through March 7, 2003 with respect to the business and affairs of Montvale Management LLC, excepting only those claims, rights or causes of action of Releasor arising under the Agreement of Purchase and Sale of Membership Interest by and among Releasor and Releasee dated as of the date hereof. BINDING EFFECT ON SUCCESSORS AND ASSIGNS. This General Release shall be construed to bind and benefit not only the named parties, but also their successors, subsidiaries, affiliates, agents, present and former officers, directors, employees, shareholders and assigns.

NON-MODIFIABILITY. This General Release shall not be modified, changed, terminated, amended, superseded, waived, or extended except by written instrument duly executed by Releasor and Releasee jointly.

SECTION AND OTHER HEADINGS. The section and other headings contained in this General Release are for reference purposes only and will not in any way affect the meaning or interpretation of the text of this General Release.

GOVERNING LAW. This General Release will be construed and enforced in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws. Each of the parties hereto irrevocably consent to the jurisdiction and venue of the Federal and State Courts located in the State of New York, County of New York.

COUNTERPARTS. This Release may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

         In Witness whereof, the parties hereto have executed this General Release on March 7, 2003.

                                          RELEASOR:

                                          MONTVALE MANAGEMENT, LLC


                                       By:
                                          -------------------------------
                                          Name:  Robert Grosser
                                          Title: Manager


                                          MORTGAGE INDUSTRY
                                          CONSULTANTS, LLC


                                       By:
                                          -------------------------------
                                          Name:  Robert Grosser
                                          Title: Manager


                                          RELEASEES:

                                          TRAFFIX, INC.



                                       By:
                                          -------------------------------
                                          Name:  Jeffrey L. Schwartz
                                          Title: Chairman & CEO

                                    EXHIBIT D
                                    ---------

                            MEDIA PURCHASE AGREEMENT

                            MEDIA PURCHASE AGREEMENT

         This Agreement ("Agreement") is made and entered into as of March 7, 2003, by and between Traffix Inc., a Delaware corporation, with its principal place of business located at One Blue Hill Plaza, Pearl River, NY 10965 (hereinafter "Traffix") and Montvale Management, LLC, a Delaware limited liability company, with its principal place of business located at One Paragon Drive, Suite 255, Montvale, New Jersey 07465 (hereinafter "Client"), and hereafter sometimes referred to singly as a Party or collectively as the "Parties".

         WHEREAS, Traffix desires to sell and Client desires to buy certain on-line media and related services, each in accordance with, and subject to, the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. MEDIA PURCHASE AND CONSULTING SERVICES. Client agrees to purchase from Traffix and Traffix agrees to provide the on-line media and related services from Traffix set forth in Section 2 below commencing on the date hereof in consideration for payment by Client of the monthly fee set forth in Section 3 below. It is the Client's objective to achieve from the media services described in this Agreement at least 400 qualified leads for its services each month during the Term (the "Marketing Objective"). Nothing herein constitutes a guarantee or warranty by Traffix that the Marketing Objective will be achieved.

2. MEDIA SALE & SERVICES. Traffix shall provide its experience and expertise in assisting Client in the development and design of an on-line marketing plan involving concept, imaging, copy and offers to consumers for the media program (the "Marketing Plan") with the goal of optimizing the impact and results of such Marketing Plan. As part of and subject to completion of the Marketing Plan, Traffix agrees that it will send no less than 2 million emails promoting the Client's services during each month of the Term. In addition, Traffix agrees that it will send out additional emails or post banner advertisements on its websites in an amount that it deems reasonably necessary to assist Client in achieving the Marketing Objective consistent with the Marketing Plan. Client will furnish to Traffix as part of the Marketing Plan sufficient information and descriptions of the services to be promoted to enable Traffix to prepare the content of the emails and banner advertisements referred to in this paragraph.

3. PAYMENT. Client agrees to pay Traffix a fee equal to $40,000 per month during the term of the Agreement for the media and related marketing consulting services described in this Agreement; provided, however, such payments shall be subject to reduction in the order of their priority and in the amount set forth in Section 6(d) of that certain Agreement of Purchase and Sale of Membership Interest by and among Traffix, Client and Mortgage Industry Consultants, LLC dated as of the date hereof (the "Purchase Agreement").

4.   TERM. This Agreement shall have a term of two (2) years.

5.   REPRESENTATIONS AND WARRANTIES.

(a) Client represents and warrants that: (i) it has the power and authority to enter into and perform its obligations under this Agreement; (ii) its performance hereunder will not violate federal, state or local laws, regulations and ordinances; and (iii) the contents of the materials provided or approved by Client for use by Traffix do not infringe on the rights of any third party and do not violate any law, including, without limitation, any FTC rules or regulations.

(b) Traffix represents and warrants that: (i) it has the power and authority to enter into and perform its obligations under this Agreement; and (ii) its performance hereunder will not violate federal, state or local laws, regulations and ordinances.

6. INDEMNIFICATION. The Parties agree to indemnify and hold harmless one another, and their respective affiliates, agents and representatives, and the respective officers, directors and employees of the Parties and their affiliates, agents and representatives from and against any and all losses, damages, liabilities or costs (including reasonable legal fees and court costs and disbursements) incurred in connection with any third party claims arising out of the willful misconduct or gross negligence on the part of the indemnifying Party, its affiliates, agents or representatives. Each Party shall give prompt notice to the other after the Party receives notice of any claim for which it claims to be entitled to indemnification under this Agreement, and the Party obligated to provide indemnification shall thereafter control the defense of such indemnified claim with counsel selected by it, subject to the right of the indemnified Party to participate in such defense at its expense. The indemnified Party shall, and shall cause its officers, directors, and managers to cooperate fully with the indemnifying Party and shall appear and give testimony, produce documents and other tangible evidence, allow the indemnifying Party access to the books and records of the indemnified Party, and otherwise assist the indemnifying Party in conducting such defense.

7. GOVERNING LAW; JURISDICTION. This Agreement and all amendments hereto shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without reference to principles of conflict of laws. The parties hereto hereby irrevocably consent to the exclusive jurisdiction of all Federal and State courts in New York County, New York in connection with any proceedings brought by Traffix or Client, or their successors or assigns, in connection with this Agreement.

8. LIMITATIONS OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, INDIRECT, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCURRED BY THE OTHER PARTY AND ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT INCLUDING, BUT NOT LIMITED TO, LOSS OF GOOD WILL, LOST PROFITS OR INCOME OR LOST REVENUE WHETHER BASED IN CONTRACT, TORT OR ANY OTHER THEORY, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, EXCLUDING DAMAGES ARISING FROM INTENTIONAL

     MISCONDUCT OR GROSS NEGLIGENCE AND EXCLUDING CLAIMS FOR INDEMNIFICATION DESCRIBED IN SECTION 6 OF THIS AGREEMENT.

9. NOTICES. Any and all notices, demands or requests required or permitted to be given under this Agreement shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section, together with copies thereof as follows:

             In the case of Client, a copy simultaneously by like means to:

             Zukerman Gore & Brandeis, LLP
             900 Third Avenue
             New York, New York  10022-4728

             Attention: Nathaniel S. Gore Esq.

             In the case of Traffix, a copy simultaneously by like means to:

             Feder, Kaszovitz, Isaacson, Weber, Skala, Bass & Rhine, LLP 750 Lexington Avenue
             New York, New York 10022

             Attention: Geoffrey A. Bass, Esq.

     NOTICE GIVEN AS PROVIDED IN THIS SECTION SHALL BE DEEMED EFFECTIVE: (I) ON THE DATE HAND DELIVERED, (II) ON THE FIRST BUSINESS DAY FOLLOWING THE SENDING THEREOF BY OVERNIGHT COURIER, AND (III) ON THE SEVENTH CALENDAR DAY (OR, IF IT IS NOT A BUSINESS DAY, THEN THE NEXT SUCCEEDING BUSINESS DAY THEREAFTER) AFTER THE DEPOSITING THEREOF INTO THE EXCLUSIVE CUSTODY OF THE U.S. POSTAL SERVICE.

10. INDEPENDENT CONTRACTORS. The relationship of the parties created by this Agreement is that of independent contractors and should not be interpreted as creating that of employer/employee, principal/agent, partnership, joint venture, representative of the other or any similar relationship of any kind whatsoever and each Party is entering into this Agreement as a principal and not as an agent of the other.

11. ENTIRE AGREEMENT. This Agreement supersedes all prior negotiations and agreements between the parties, and together with the Purchase Agreement, constitutes their entire understanding, with respect to the subject matter contained herein. This Agreement may not be modified except by a subsequent writing signed by both parties.

12. MODIFICATION/SEVERANCE/WAIVER. The terms of this Agreement may only be amended by a separate writing signed by the authorized representatives of both parties, which makes specific reference to this Agreement. If any one or more of the provisions of this Agreement shall for any reason be held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the same shall not affect any of the other portions of this Agreement. Failure or delay by either party in exercising any right or power hereunder shall not operate as a waiver of such right or power. No waiver of any breach of any provision of this Agreement shall constitute a waiver of a prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall together constitute one and the same agreement. A faxed signature shall have the same legally binding effect as an original signature.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Media Purchase Agreement as of the date first above written.


     MONTVALE MANAGEMENT, LLC                 TRAFFIX, INC.

     By:                                      By:
            ---------------------                    ---------------------
     Name:                                    Name:
            ---------------------                    ---------------------

     Title: ---------------------             Title: ---------------------

                                    EXHIBIT E
                                    ---------

               NON-COMPETITION AND CONTINUITY OF BUSINESS DEALINGS
                                  UNDERTAKING

         UNDERTAKING (this "Undertaking") dated March 7, 2003 by TRAFFIX, INC., a Delaware corporation having its principal address at One Blue Hill Plaza, Pearl River, New York 10965 ("Seller") in favor of MONTVALE MANAGEMENT, LLC, a Delaware limited liability company having its principal office at One Paragon Drive, Suite 255, Montvale, New Jersey 07645 ("Montvale") and MORTGAGE INDUSTRY CONSULTANTS, LLC, a New York limited liability company, having its principal office at 39 Wingate Drive, New City, New York 10956 ("MIC").

                              W I T N E S S E T H:

         WHEREAS, Seller has entered into that certain Agreement of Purchase and Sale of Membership Interest (the "Agreement"), dated as of the date hereof among Seller, Montvale, and MIC pursuant to which MIC is to purchase from Seller, and Seller is to sell to MIC, all of Seller's Rights, title and ownership interest in the Company (the "Interest");

         WHEREAS, Seller will benefit substantially from the sale of its Interest;

         WHEREAS, Seller acknowledges that any breach or threatened breach by it of this Undertaking will cause irreparable harm which cannot be fully redressed by the payment of damages; and

         WHEREAS, because of the unique nature of Montvale's business, Seller is required to execute and deliver this Undertaking pursuant to the Agreement in order to preserve the goodwill and confidential information of the Company.

         NOW, THEREFORE, in consideration of the purchase price paid under the Agreement, the payment to the Seller by MIC of its book value capital account (the "Book Value") and other good and valuable consideration, the receipt of which is hereby acknowledged by Seller and in order to induce MIC to purchase the Interest pursuant to the Agreement and for Montvale to pay the Book Value to Seller, Seller hereby undertakes and agrees as follows:

         1. Seller covenants and agrees that during the period commencing on the date hereof and ending on November 30, 2003 (the "Limited Period"), Seller will not, directly or indirectly, in the geographic areas consisting of New Jersey, New York and South Carolina, engage in or become interested (whether as owner, principal, agent, stockholder, member, partner, trustee, venturer, lender or other investor, director, officer, employee, consultant or through the agency of any corporation, limited liability company, partnership, association or agent or otherwise), in any business that shall be engaged in the business of operating a mortgage banking and brokerage business (the "Defined Business"); PROVIDED, HOWEVER, that nothing contained herein shall prohibit Seller from owning not more than one percent (1%) of the outstanding securities of any class of any entity listed on a national securities exchange or traded in the over-the-counter market or from conducting the business of its marketing consulting and database development with mortgage banking and brokerage businesses, including the development of leads for the origination of mortgage loans by mortgage banks and brokers.

         2. Seller agrees that during the Limited Period, Seller will not, directly or indirectly, participate in the solicitation of any business encompassed in whole or in part within the Defined Business from any person or entity that was a client or customer of Montvale during the period that Seller owned the Interest, subject to the exceptions provided for in Section 1 of this Agreement.

         3. Seller agrees that it shall not during the Limited Period, directly or indirectly (without first obtaining the written permission of Montvale), recruit for employment, or induce to terminate his or her employment with Montvale, any person who was an employee of Montvale as of the date hereof or any employee hired by Montvale during the Limited Period.

         4. Seller agrees that it shall not during the Limited Period, directly or indirectly, make use of or divulge to any other person, firm or corporation any trade or business secret, process method or means or any other confidential information concerning the business or policies of the Company or any subsidiary thereof. The Seller's obligations shall not apply to any information which (i) is known publicly; (ii) is in the public domain or hereafter enters the public domain without the fault of the Seller in breach of this Agreement; (iii) is known to the Seller prior to or independent of its receipt of such information from the Company or any of its subsidiaries; (iv) is disclosed to Seller by a third party not under an obligation of confidence to the Seller; or (v) is required to be disclosed by law or legal proceeding, provided, however, that in connection with any disclosure required by law or legal proceeding, Seller shall provide the company with at least three (3) days prior written notice prior to making such disclosure (or as promptly as possible should such disclosure be required in less than three (3) days).

         5. If any provision of this Undertaking is held to be unenforceable because of the scope, duration or area of its applicability, the court making such determination shall have the power to modify such scope, duration or area or all of them, and such provision shall then be applicable in such modified form, and this Undertaking shall be enforced and interpreted as broadly as possible to give the maximum effect to the restrictive and other provisions of this Undertaking. The provisions of this Undertaking are severable and the unenforceability of any provisions herein shall not affect the enforceability of the other provisions hereof.

         6. In the event of a breach or threatened breach of the undertakings and agreements contained herein, Seller agrees that the injury which would be suffered by Montvale and MIC would be of a character which could not be fully compensated for solely by a recovery of monetary damages. Accordingly, Seller agrees that in the event of a breach or a threatened breach of the undertakings and agreements contained in this Undertaking, in addition to and not in lieu of any damages sustained by Montvale and MIC and any other remedies which Montvale and MIC may pursue hereunder or under any applicable law, Montvale and MIC shall have the right to equitable relief, including issuance of a temporary or permanent injunction, by any court of competent jurisdiction against the commission or continuance of any such breach or threatened breach, without the necessity of proving any actual damages. In addition to, and not in limitation of the foregoing, Seller understands and confirms that, in the event of a breach or threatened breach of the undertakings and agreements contained herein, Montvale and MIC may seek to hold Seller financially liable to Montvale and MIC for any loss suffered by Montvale and MIC as a result.

         7. In any action or proceeding to enforce this Undertaking, the prevailing party shall be entitled to recover from the other party all reasonable legal costs and expenses incurred by the prevailing party in such action or proceeding, including, without limitation, reasonable attorneys' fees and other legal costs and expenses.

         8. This Undertaking shall inure to the benefit of Montvale and MIC and their successors and assigns, shall be binding upon Seller and may not be modified or terminated orally.

         9. This Undertaking shall be governed by, construed and enforced in accordance with the internal laws of the State of New York or such other state where Seller may operate in violation of this Undertaking without reference to principles of conflict of law.

         10. Seller hereby irrevocably consents to the jurisdiction of all Federal and State courts in New York, New York or such other jurisdiction where Seller may operate in violation of this Undertaking in connection with any proceedings brought by the Company, or its successors or assigns, to enforce the provisions of this Undertaking.

         11. This Undertaking may be executed in any number of original or facsimile counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned has caused this Undertaking to be duly executed as of the date first above written.

                                              TRAFFIX, INC.

                                            By:
                                               ---------------------------------
                                              Name:   Jeffrey L. Schwartz
                                              Title:  Chairman & CEO

                                    EXHIBIT F
                                    ---------

                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT (this "Pledge Agreement") is made and entered into on March 7, 2003 by Mortgage Industry Consultants, LLC, a New York limited liability company, having its principal office at 39 Wingate Drive, New City, New York 10956 (the "Pledgor") in favor of Traffix, Inc., a Delaware corporation, having its principal office at One Blue Hill Plaza, Pearl River, New York 10965 (the "Secured Party").

                                   WITNESSETH:

         WHEREAS, Pledgor, the Secured Party and Montvale Management, LLC, a Delaware limited liability company (the "Company") have entered into that certain Agreement of Purchase and Sale of Membership Interest dated the date hereof (the "Purchase Agreement") pursuant to which Pledgor acquired on the date hereof from Secured Party, a 51% membership interest in the Company (the "Membership Interest");

         WHEREAS, in connection with the consummation of the purchase of the Membership Interest and as the consideration for the sale of the Membership Interest, the Secured Party shall (i) have issued a Promissory Note of Pledgor, of even date herewith, in the principal amount of $600,000, in favor of the Secured Party (the "PROMISSORY NOTE") and (ii) be entitled to receive from the Company its book value capital account, as set forth in Section 6 of the Purchase Agreement (the "Capital Account Payment") and

         WHEREAS, to induce Secured Party to enter into the Purchase Agreement and sell the Membership Interest to Pledgor, the Pledgor hereby agrees to make the pledge set forth herein to secure the obligations under the Promissory Note and the obligation of the Company to make the Capital Account Payment.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to enter into the Purchase Agreement, the Pledgor hereby agrees with the Secured Party as follows:

         1. PLEDGE. The Pledgor hereby pledges to and for the benefit of the Secured Party, and grants to the Secured Party, a security interest in, the following collateral (the "Pledged Collateral"):

                           (i) all of Pledgor's right, title and interest in and
to the Membership Interest, (ii) all documents, instruments and certificates representing or evidencing the Pledgor's Membership Interest in the Company and
(iii) all of the Pledgor's right as a member of the Company to receive, upon complete or partial liquidation, distributions of the Company's assets.

         2. SECURITY FOR OBLIGATIONS. This Pledge Agreement (and all of the Pledged Collateral) secures the payment of the Promissory Note, and the obligation of the Company to remit the Capital Account Payment, in each case including any costs or expenses incurred in connection therewith and any other liabilities arising pursuant thereto (including, without limitation, any and all expenses (including attorneys fees and disbursements of counsel) which may be paid or incurred by the Secured Party in enforcing any rights with respect to, or collecting against, the Pledgor under this Pledge Agreement, the Promissory Note, or the Purchase Agreement) and, without duplication, all amounts which may become payable after the occurrence of any default or breach under the Promissory Note owing to the Secured Party (collectively, the "Secured Obligations").

         3. DELIVERY OF PLEDGED COLLATERAL.

            (a) All certificates or instruments, if any, representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Secured Party.

            (b) All certificates or instruments representing or evidencing the Pledged Collateral shall, at all times, contain a legend to the effect as follows:

         "THE MEMBERSHIP INTEREST REPRESENTED HEREBY IS SUBJECT TO THAT CERTAIN PLEDGE AGREEMENT DATED AS OF MARCH 7, 2003 (THE "PLEDGE AGREEMENT") BETWEEN MORTGAGE INDUSTRY CONSULTANTS, LLC, AS PLEDGOR, AND TRAFFIX, INC., AS THE SECURED PARTY, AND THE MEMBERSHIP INTEREST REPRESENTED HEREBY MAY NOT BE SOLD, CONVEYED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE PLEDGE AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM MONTVALE MANAGEMENT, LLC."

         In addition, the Secured Party shall have the right at any time, in connection with exercising its rights hereunder, to exchange certificates or instruments, if any, representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations containing the legend set forth above.

            (c) The Secured Party shall have the right, at any time in its reasonable discretion, following a Pledge Default (as defined herein), to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Pledged Collateral. As used herein, the term "Pledge Default" shall mean the occurrence of any default under the Promissory Note or under Section 6 of the Purchase Agreement, which default is not remedied within twenty (20) days of Secured Party's written notice to Pledgor of such occurrence.

         4. NEGATIVE COVENANTS. Until the Pledge Termination Time (as defined in
SECTION 15 hereof), the Pledgor shall not create, incur, assume or suffer to exist, any Lien or other type of encumbrance on any of the Pledged Collateral. For purposes of this Pledge Agreement, "LIEN" shall mean any lien, claim, charge, pledge, security interest, assignment, hypothecation, deed of trust, mortgage, lease, conditional sale, retention of title, or other preferential arrangement having substantially the same economic effect as any of the foregoing, whether voluntary or imposed by law. Notwithstanding the foregoing to the contrary, the Secured Party hereby agrees to subordinate its security interest in the Pledged Collateral to any financial institution advancing funds to the Pledgor, and shall enter into any agreements reasonably requested by such financial institution to reflect such subordination, including, without limitation, an intercreditor agreement pursuant to which it subordinates its security interest in the Pledged Collateral to such financial institution.

         5. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

            (a) The Pledgor has the requisite power and authority to execute, deliver and perform its obligations under this Pledge Agreement. All membership, committee or other action on the part of the Pledgor necessary for the execution, delivery and performance of this Pledge Agreement has been taken.

            (b) This Pledge Agreement is the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms.

            (c) The execution, delivery and performance of this Pledge Agreement is not in contravention of any law, rule or regulation applicable to Pledgor or any indenture, contract, lease, agreement, instrument or other commitment to which the Pledgor is a party or by which the Pledgor or any of its properties are bound and will not result in the imposition of any Lien or other type of encumbrance upon any of the property of the Pledgor other than in favor of the Secured Party.

            (d) No consent of any other party (including, without limitation, any equity holder or creditor of the Pledgor) and no governmental authorization, consent, permit or filing which has not yet been obtained or made is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by the Pledgor or (ii) under any agreement or document to which the Pledgor is a party, for the exercise by the Secured Party of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally or the Uniform Commercial Code as in effect in the applicable jurisdiction).

         6. FURTHER ASSURANCES. Subject to all of the terms and limitations set forth herein, the Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to carry out the provisions and purposes hereof.

         7. VOTING RIGHTS: DIVIDENDS.

            (a) So long as no Pledge Default shall have occurred, the Pledgor shall be entitled to exercise any and all voting and other consensual rights, including the right to distributions pertaining to the Pledged Collateral or any part thereof.

            (b) Upon the occurrence of and during the continuance of a Pledge Default, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to SECTION 7(A) shall cease, and all such rights shall, upon written notice by the Secured Party to the Pledgor, become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights until the Pledge Default shall be cured.

         8. SUBSEQUENT CHANGES AFFECTING COLLATERAL; TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES.

            (a) The Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except hereby or as set forth in Section 4 hereof.

            (b) The Pledgor agrees that it will deliver hereunder, promptly upon its acquisition (directly or indirectly) thereof, any and all writings evidencing any Membership Interest.

         9. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby appoints the Secured Party the Pledgor's attorney-in-fact, effective only upon the occurrence and during the continuance of a Pledge Default, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time to take any action and to execute any instrument which the Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof.

         10. SECURED PARTY MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Secured Party may (but shall have no obligation to) itself perform, or cause performance of, such agreement.

         11. SECURED PARTY'S DUTIES: REASONABLE CARE. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty on it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment that is not materially less protective to that which the Secured Party accords its own property, it being expressly agreed that Secured Party shall have no responsibility for taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral, but the Secured Party may do so at its option and all reasonable expenses incurred in connection therewith shall be payable by and for the sole account of the Pledgor.

         12. REMEDIES UPON PLEDGE DEFAULT. If any Pledge Default shall have occurred and is continuing:

            (a) Secured Party may exercise in respect of the Pledged Collateral, subject to the notice specified below, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code (the "CODE") in effect in the State of New York at that time, and the Secured Party may also, subject to applicable laws affecting securities, sell the Pledged Collateral or any part thereof at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. The Secured Party shall give Pledgor at least ten (10) days' advanced written notice of any action it seeks to take with respect to the Pledged Collateral hereunder, including, in respect of any public sale, the time and place of any such proposed sale. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) Any cash held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied against all or any part of the Secured Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct.

         13. REMEDIES CUMULATIVE, ETC. Each right, power and remedy of the Secured Party provided in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or partial exercise by the Secured Party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof.

         14. SECURITY INTEREST ABSOLUTE. All rights of the Secured Party and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (i) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the documents evidencing the Secured Obligations;

                  (ii) any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

                  (iii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor or a third party pledgor.

         15. TERMINATION. Following the indefeasible payment in full in cash of all Secured Obligations (such time, the "PLEDGE TERMINATION TIME"), this Pledge Agreement shall automatically terminate and the Secured Party shall, immediately execute and deliver to the Pledgor a proper instrument or instruments acknowledging the termination of this Pledge Agreement and Secured Party shall immediately deliver the Pledged Collateral to Pledgor.

         16. AMENDMENTS. WAIVERS AND CONSENTS. No amendment, modification or waiver of, or consent with respect to, any provision of this Pledge Agreement shall be effective unless in writing referencing this Pledge Agreement and signed by the Secured Party and the Pledgor.

         17. CONTINUING SECURITY INTEREST: TRANSFER OF NOTES. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the Pledge Termination Time,
(ii) be binding upon the Pledgor, the Secured Party and their permitted successors and assigns, and (iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its permitted successors, transferees and assigns.

         18. WAIVER. To the fullest extent it may lawfully so agree, the Pledgor agrees that it will not at any time insist upon, claim, plead, or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption or similar law now or hereafter in force in order to prevent, delay, or hinder the enforcement hereof or the absolute sale of any part of the Pledged Collateral; the Pledgor for itself and all who claim through it, so far as it or they now or thereafter lawfully may do so, hereby waives the benefit of all such laws, and all right to have the Pledged Collateral marshalled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Pledge Agreement may order the sale of the Pledged Collateral in its entirety.

         19. SEVERABILITY. The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Pledge Agreement in any jurisdiction.

         20. SURVIVAL OF PROVISIONS. All representations, warranties and covenants of the Pledgor contained herein shall survive the execution and delivery of this Pledge Agreement, and shall terminate only upon the occurrence of the Pledge Termination Time.

         21. HEADINGS DESCRIPTIVE. The headings in this Pledge Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning or construction or any provision of this Pledge Agreement.

         22. ENTIRE AGREEMENT. This Pledge Agreement, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof with respect to the matters covered hereby. Acceptance of or acquiescence in a course of performance rendered under this Pledge Agreement shall not be relevant to determine the meaning of this Pledge Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

         23. COUNTERPARTS. This Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

         24. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED BOTH AS TO VALIDITY AND ENFORCEABILITY IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF THAT COULD CAUSE THE LAW OF ANY STATE OTHER THAN THE STATE OF NEW YORK TO APPLY.

         25. SUBMISSION TO JURISDICTION. THE PARTIES HERETO HEREBY IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF ALL FEDERAL AND STATE COURTS IN NEW YORK COUNTY, NEW YORK IN CONNECTION WITH ANY PROCEEDINGS BROUGHT BY SELLER, PURCHASER OR THE COMPANY, OR THEIR SUCCESSORS OR ASSIGNS, IN CONNECTION WITH THIS AGREEMENT.

         26. NOTICES. Any and all notices, demands or requests required or permitted to be given under this Pledge Agreement shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section, together with copies thereof as follows:

          In the case of Pledgor, a copy simultaneously by like means to:

          Zukerman Gore & Brandeis, LLP
          900 Third Avenue
          New York, New York  10022-4728
          Attention: Nathaniel S. Gore Esq.

          In the case of Secured Party, a copy simultaneously by like means to:

          Feder, Kaszovitz, Isaacson, Weber, Skala, Bass & Rhine, LLP 750 Lexington Avenue
          New York, New York 10022

          Attention: Geoffrey A. Bass, Esq.

Notice given as provided in this Section shall be deemed effective: (i) on the date hand delivered, (ii) on the first business day following the sending thereof by overnight courier, and (iii) on the seventh calendar day (or, if it is not a business day, then the next succeeding business day thereafter) after the depositing thereof into the exclusive custody of the U.S. Postal Service.

         27. CONSENT TO TRANSFER. Montvale Management, LLC by its signature below agrees and consents to the terms of this Agreement; and each of Montvale Management, LLC and Pledgor further agrees that the Secured Party may exercise its rights under this Agreement, including its right to transfer the Collateral to itself or its nominees or to sell and transfer the Collateral to any other party, without notice to the undersigned (except for any notice the Pledgor is required to give under this Agreement or by law), and in the event of the exercise of such rights by the Secured Party, each of the undersigned hereby waives for itself and its successors and assigns any right of first refusal, "come-along-take along" or similar right to acquire the Membership Interest or sell any Membership Interest under the Certificate of Formation, Operating Agreement or any other agreement, document or instrument to which the Membership Interest may be subject now or after the date hereof.

      IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.


                                       MORTGAGE INDUSTRY CONSULTANTS, LLC


                                  By:
                                       -----------------------------------
                                       Name:  Robert Grosser
                                       Title: Manager


                                       TRAFFIX, INC.


                                  By:
                                       -----------------------------------
                                       Name:  Jeffrey L. Schwartz
                                       Title: Chairman & CEO


                                       MONTVALE MANAGEMENT, LLC


                                  By:
                                       -----------------------------------
                                       Name:  Robert Grosser
                                       Title: Manager

                                    EXHIBIT G
                                    ---------

                                    GUARANTY

         FOR GOOD AND VALUABLE CONSIDERATION paid by Traffix, Inc., a Delaware corporation having its principal office at One Blue Hill Plaza, Pearl River, New York 10965 (the "GUARANTEED PARTY"), the receipt and sufficiency of which are hereby acknowledged, Mortgage Industry Consultants, LLC, a New York limited liability company, having its principal office at 39 Wingate Drive, New City, New York 10956, ("GUARANTOR"), hereby unconditionally, absolutely and irrevocably guarantees to the Guaranteed Party, its successors and assigns, the obligation of Montvale Management, LLC, a Delaware limited company, having its principal office at One Paragon Drive, Suite 150, Montvale, New Jersey 07645 (the "Company") to pay to the Guaranteed Party the Book Value Capital Account as set forth in Section 6 of that certain Agreement of Purchase and Sale of Membership Interest by and among the Guaranteed Party, the Company and the Guarantor dated March 7, 2003 (the "Agreement"). Guarantor hereby covenants and agrees that if the Company shall default in its obligations under Section 6 of the Agreement, Guarantor shall and will forthwith pay to the Guaranteed Party the amount due and owing under Section 6 of the Agreement. All terms utilized herein and not otherwise defined shall have the same meaning as set forth in the Agreement.

         All of the Guaranteed Party's rights and remedies under this Guaranty are intended to be distinct, separate and cumulative and no such right or remedy herein mentioned is intended to be in exclusion of or waiver of any of the others. This Guaranty and/or any of the provisions hereof cannot be modified, waived or terminated unless such modification, waiver or termination is in writing, signed by the Guaranteed Party and the Guarantor.

         Guarantor covenants and agrees that in any action or proceeding brought on, under or by virtue of this Guaranty, Guarantor shall and does hereby waive
(i) any defense of lack of consideration and (ii) trial by jury. This Guaranty shall be enforced and construed in accordance with the internal laws of the State of New York (without regard to principles of conflicts of law) and shall be binding upon Guarantor, its successors and assigns and shall inure to the benefit of the Guaranteed Party, its successors and assigns. The parties hereto irrevocably consent to the exclusive venue and jurisdiction of all Federal and State courts located in the State of New York, County of New York, in connection with any proceedings brought by the parties in connection with this Guaranty.

         Guarantor hereby guarantees that the Guarantor's obligations hereunder will be paid in lawful currency of the United States of America and in immediately available funds.

         The Guaranteed Party shall be entitled to its reasonable attorneys' fees in connection with the successful enforcement of this Guaranty.

         Guarantor hereby irrevocably and expressly waives acceptance hereof, diligence, presentment and protest and any requirement that at any time any right or power be exhausted or any action be taken by any person against the Company or any other person and all notices and demands whatsoever.

         Any and all notices, demands or requests required or permitted to be given under this Agreement shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section, together with copies thereof as follows:

         In the case of Purchaser or the Company, a copy simultaneously by like means to:

         Zukerman Gore & Brandeis, LLP
         900 Third Avenue
         New York, New York  10022-4728

         Attention: Nathaniel S. Gore Esq.


         In the case of Seller, a copy simultaneously by like means to:

         Feder, Kaszovitz, Isaacson, Weber, Skala, Bass & Rhine, LLP 750 Lexington Avenue
         New York, New York 10022

         Attention: Geoffrey A. Bass, Esq.


Notice given as provided in this Section shall be deemed effective: (i) on the date hand delivered, (ii) on the first business day following the sending thereof by overnight courier, and (iii) on the seventh calendar day (or, if it is not a business day, then the next succeeding business day thereafter) after the depositing thereof into the exclusive custody of the U.S. Postal Service.

      IN WITNESS WHEREOF, the parties hereto have executed this Guaranty as of March 7, 2003.

                                       GUARANTOR:

                                       MORTGAGE INDUSTRY CONSULTANTS, LLC

                                     By:
                                        ----------------------------------
                                       Name:   Robert Grosser
                                       Title:  Manager


                                       GUARANTEED PARTY:

                                       TRAFFIX, INC.


                                     By:
                                        ----------------------------------
                                       Name:   Jeffrey L. Schwartz
                                       Title:  Chairman & CEO

                                    EXHIBIT H
                                    ---------

                              TERMINATION AGREEMENT

         TERMINATION AGREEMENT (this "Termination Agreement") entered into as of the __ day of March, 2003, by and among Home Star Mortgage Services, LLC, a Delaware corporation having an address at W115 Century Road, Paramus, New Jersey 07652 ("Home Star") and Traffix, Inc., a Delaware corporation, having an address at One Blue Hill Plaza, Pearl River, New York 10965 ("Traffix").

         WHEREAS, as of October, 2001, Traffix granted to Home Star the option to acquire the entire membership interest of Traffix in Montvale Management, LLC (the "Company") pursuant to that certain Option to Acquire Membership Interest of Traffix, Inc. in Montvale Management LLC (the "Option Agreement"); and

         WHEREAS, Traffix and Home Star desire to terminate the Option
Agreement.

         NOW THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the parties hereby covenant and agree as follows:

         1. Subject to Section 4 hereof, Traffix and Home Star hereby agree that the Option Agreement shall be terminated.

         2. This Termination Agreement may be executed in any number of counterparts, each of which taken together shall be deemed to be one original.

         3. This Termination Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of New York, without giving reference to principles of conflict of laws.

         4. This Termination Agreement shall only be effective upon the acquisition by Mortgage Industry Consultants, LLC ("MIC") of the entire membership interest of Traffix in the Company pursuant to that certain Agreement of Purchase and Sale of Membership Interest by and any Traffix, MIC and the Company dated as of March 7, 2003 (the "Acquisition").









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



         IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be duly executed as of the date first above written.

                                        HOME STAR MORTGAGE SERVICES, LLC

                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                        TRAFFIX, INC.


                                     By:
                                         -------------------------------
                                        Name:  Jeffrey L. Schwartz
                                        Title:  Chairman & CEO













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